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                        SUPPLEMENT TO THE OCTOBER 1, 2005
            LAUDUS ROSENBERG INTERNATIONAL SMALL CAPITALIZATION FUND
                      LAUDUS ROSENBERG U.S. DISCOVERY FUND
                                   PROSPECTUS

THE INFORMATION IN THIS SUPPLEMENT IS EFFECTIVE AS OF JANUARY 17, 2006.

TO THE COVER PAGE, BELOW "LAUDUS ROSENBERG INTERNATIONAL SMALL CAPITALIZATION FUND", THE FOLLOWING IS ADDED:

(closed to new investors).

TO PAGE 9, THE FOLLOWING IS ADDED TO LAUDUS U.S. DISCOVERY FUND'S "PRINCIPAL INVESTMENT STRATEGIES" TO MAKE IT THE LAST PARAGRAPH OF THIS SECTION.

Please note that the Fund will be closed to new investors on or about the date on which assets of the Fund total $1 billion (the "Closing Date"). For updated information on the Fund's closing date, please visit the Fund's website at www.laudusfunds.com.

AT PAGE 18, BELOW "LAUDUS ROSENBERG INTERNATIONAL SMALL CAPITALIZATION FUND", THE FOLLOWING IS ADDED:

(closed to new investors).

AT PAGE 19, THE LAST PARAGRAPH OF "PRINCIPAL INVESTMENT STRATEGIES" OF LAUDUS ROSENBERG INTERNATIONAL SMALL CAPITALIZATION FUND IS DELETED.

BEGINNING ON PAGE 39, THE THIRD AND FOURTH PARAGRAPHS OF THE "PURCHASING SHARES" SECTION ARE REVISED TO READ AS FOLLOWS:

The Laudus Rosenberg U.S. Small Capitalization Fund was closed to new investors effective October 15, 2003. The Laudus Rosenberg International Small Capitalization Fund was closed to new investors effective December 31, 2005. The Laudus Rosenberg U.S. Discovery Fund will be closed to new investors on or about the date on which assets of the Fund total $1 billion. Existing shareholders may continue to purchase additional shares in existing or new accounts and receive dividends and/or distributions in the form of additional shares of the Funds. Existing shareholders of the Laudus Rosenberg U.S. Small Capitalization, Laudus Rosenberg International Small Capitalization or Laudus Rosenberg U.S. Discovery Fund may include retirement plans that held shares of either Fund at the time of that Fund's closing, as well as the participants of those retirement plans even if such participants have joined the retirement plan since the time of the Fund's closing. Existing shareholders also may include retirement plans sponsored by a sponsor of a retirement plan currently invested in the closed Fund, even if the retirement plan was not an investor at the time of that Fund's closing. In addition, investment advisers and wrap accounts may also be considered existing shareholders if they held shares, on behalf of their clients, of the Laudus Rosenberg U.S. Small Capitalization, Laudus Rosenberg International Small
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Capitalization or Laudus Rosenberg U.S. Discovery Fund at the time of each respective Fund's closing. The clients of investment advisers and wrap accounts may be considered existing shareholders if they held shares of the Laudus Rosenberg U.S. Small Capitalization, Laudus Rosenberg International Small Capitalization or Laudus Rosenberg U.S. Discovery Fund at the time of that Fund's closing. If you hold shares through an intermediary, please consult that intermediary to determine if they can accommodate such subsequent investments.

Shareholders of other Funds will not be permitted to exchange any shares for shares of the Laudus Rosenberg U.S. Small Capitalization , Laudus Rosenberg International Small Capitalization, or Laudus Rosenberg U.S. Discovery Funds unless such shareholders are also existing shareholders of the Laudus Rosenberg U.S. Small Capitalization, Laudus Rosenberg International Small Capitalization or Laudus Rosenberg U.S. Discovery Funds. The Trust reserves the right at any time to modify the restrictions set forth above, including the suspension of all sales of all shares of the Laudus Rosenberg U.S. Small Capitalization, Laudus Rosenberg International Small Capitalization and Laudus Rosenberg U.S. Discovery Funds or the lifting of restrictions on different classes of investors and/or transactions.

                     PLEASE RETAIN THIS SUPPLEMENT FOR YOUR RECORDS.

TEM34221 (01/06) (C)2006 All Rights Reserved